Exhibit 99.1

1 September Quarter Commentary • Delta expects to produce a strong September quarter with top - line growth, margin expansion and over $1 billion of free cash flow. • For the quarter, the company expects earnings per share of $2.20 to $2.30 and pre - tax margin of approximately 15.5%. – Year over year, this would represent over 175 basis points of margin expansion and 25% growth in earnings per share. • Total revenue for the September quarter is expected to be up approximately 6.5% on an approximately 2.5% improvement in unit revenues, in - line with initial guidance provided in July . • Non - fuel unit costs (CASM - Ex) for the quarter are expected to be up approximately 2.5% year over year, up from initial guidance of up 1% to 2% due to employee costs, record passenger volumes and weather . – For the full year, non - fuel unit costs are now expected to be up approximately 2% including anticipated December quarter pressure from changes to actuarial assumptions, employee wage increases and maintenance timing. • Delta returned approximately $470 million to shareholders through dividends and share repurchases in the quarter. October 2, 2019 Note: Information for the September quarter 2019 in this investor update is adjusted as described in the reconciliations bel ow. September Quarter Guidance September Quarter 2019 Earnings Diluted e arnings per share, adjusted $2.20 - 2.30 Pre - tax margin, adjusted ~15.5% Revenue and Capacity Total revenue, adjusted (year - over - year) Up ~6.5% TRASM, adjusted (year - over - year) Up ~2.5% System capacity (year - over - year) Up ~4.0% Expense CASM - Ex (year - over - year) Up ~2.5% Average fuel price per gallon, adjusted $1.95 - 2.05 Profit sharing expense ~ $500 million Ancillary businesses expense $275 - 300 million Third - party refinery sales Not material Non - operating expense, adjusted ~ $100 million Tax Rate 23 - 24% Diluted Share Count ~ 648 million

2 Forward Looking Statements Profit Sharing Delta’s broad based employee profit sharing program pays 10% of the company’s adjusted annual profit up to $2.5 billion and 20% above that amount. Adjusted annual profit is calculated as the company’s annual pre - tax income before profit sharing expense, special items, and certain other items. Profit sharing expense is accrued at a blended rate based on the company’s estimated profitability for the full year. Ancillary Businesses and Third - Party Refinery Sales Delta excludes certain items from unit cost, unit revenue, and margin guidance to provide a more meaningful comparison of our airline operations to the rest of the airline industry. The costs associated with ancillary businesses are excluded from CASM - Ex guidance because these businesses are not related to the generation of a seat mile. In addition, third - party refinery sales are excluded from adjusted unit revenue, adjusted margin, and CASM - Ex calculations because they are not indicative of the trends in our airline business. Third - party refinery sales are at or near cost and as such, the margin on these sales is de minimis. Statements in this investor update that are not historical facts, including statements regarding our estimates, expectations, beliefs, intentions, projections or strategies for the future, may be "forward - looking statements" as defined in the Private Securities Litigation Reform Act of 1995. All forward - looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the estimates, expectations, beliefs, intentions, projections and strate gie s reflected in or suggested by the forward - looking statements. These risks and uncertainties include, but are not limited to, the cost of aircraft fuel; the availability of aircraft fuel; the impact of fuel hedging activity including rebalancing our h edg e portfolio, recording mark - to - market adjustments or posting collateral in connection with our fuel hedge contracts; the performance of our significant investments in airlines in other parts of the world; the possible effects of accidents involvi ng our aircraft; breaches or security lapses in our information technology systems; disruptions in our information technology infrastructure; our dependence on technology in our operations; the restrictions that financial covenants in our financing agreements could have on our financial and business operations; labor issues; the effects of weather, natural disasters and seasonality on our business; the effects of an extended disruption in services provided by third parties; failure or inabilit y o f insurance to cover a significant liability at Monroe’s Trainer refinery; the impact of environmental regulation on the Traine r refinery, including costs related to renewable fuel standard regulations; our ability to retain senior management and key employees; damage to our reputation and brand if we are exposed to significant adverse publicity through social media; the effects of terrorist attacks or geopolitical conflict; competitive conditions in the airline industry; interruptions or disru pti ons in service at major airports at which we operate; the effects of extensive government regulation on our business; the sensitivit y of the airline industry to prolonged periods of stagnant or weak economic conditions; uncertainty in economic conditions and regulatory environment in the United Kingdom related to the exit of the United Kingdom from the European Union; and the effects of the rapid spread of contagious illnesses. Additional information concerning risks and uncertainties that could cause differences between actual results and forward - looking statements is contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10 - K for the fiscal year ended December 31, 2018. Caution should be taken not to place undue reliance on our forward - looking statements, which represent our views only as of October 2, 2019, and which we have no current intention to update. Non - GAAP Financial Measures Delta sometimes uses information ("non - GAAP financial measures") that is derived from the Consolidated Financial Statements, but that is not presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”). Under the U.S. Securi tie s and Exchange Commission rules, non - GAAP financial measures may be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. The tables below show reconciliations o f n on - GAAP financial measures used in this update to the most directly comparable GAAP financial measures. Reconciliations may not calculate due to rounding. Non - GAAP Reconciliations

3 Free Cash Flow. We present free cash flow because management believes this metric is helpful to investors to evaluate the company's ability t o generate cash that is available for use for debt service or general corporate initiatives. Diluted Earnings per Share, adjusted. We adjust diluted earnings per share for the items below to determine diluted earnings per share, adjusted. MTM adjustments and settlements. Mark - to - market ("MTM") adjustments are defined as fair value changes recorded in periods other than the settlement period. Such fair value changes are not necessarily indicative of the actual settlement value of the underlying he dge in the contract settlement period. Settlements represent cash received or paid on hedge contracts settled during the period. Equity investment MTM adjustments. We record our proportionate share of earnings/loss from our equity investments in Virgin Atlantic and Aeroméxico in non - operating expense. We adjust for our equity method investees' hedge portfolio MTM adjustments to allow investors to understand and analyze our core operational performance in the periods shown. Unrealized gain/loss on investments. We record the unrealized gains/losses on our equity investments in GOL, China Eastern, Air France - KLM and Korean Air, which are accounted for at fair value in non - operating expense. Adjusting for these gains/losses allows inve stors to better understand and analyze our core operational performance in the periods shown. DGS sale adjustment. Because we sold DAL Global Services, LLC ("DGS") in December 2018, we have excluded the impact of DGS from historical results for better comparability. Pre - tax Margin, adjusted. We adjust pre - tax margin for MTM adjustments and settlements, equity investment MTM adjustments, unrealized gain/loss on investments, and the DGS sale to determine pre - tax margin, adjusted, for the same reasons described above under the heading Diluted Earnings per Share, adjusted. We then adjust for refinery sales to third parties to determine pre - tax margin, adjusted b ecause refinery sales to third parties are not related to our airline segment. (in billions) ~ $2.5 ~ (1.5) > $1.0 Net cash provided by operating activities Net cash used in investing activities Total free cash flow September 30, 2019 (Projected) Three Months Ended (Projected) Three Months Ended Three Months Ended September 30, 2019 September 30, 2018 Diluted earnings per share $2.19 - 2.29 $1.92 Adjusted for: MTM adjustments and settlements ~ (0.03) (0.03) Equity investment MTM adjustments ~ 0.01 (0.01) Unrealized gain/loss on investments ~ 0.03 (0.07) DGS sale adjustment - (0.01) Diluted earnings per share, adjusted $2.20 - 2.30 $1.80 Year-over-year change ~25% (Projected) Three Months Ended Three Months Ended September 30, 2019 September 30, 2018 ~ 15.2% 14.1% MTM adjustments and settlements ~ (0.2)% (0.1)% Equity investment MTM adjustments ~ 0.2% (0.1)% Unrealized gain/loss on investments ~ 0.3% (0.4)% DGS sale adjustment - (0.1)% Third-party refinery sales - 0.2% ~ 15.5% 13.6% >175 bps Year-over-year change Pre-tax margin, adjusted Pre-tax margin Adjusted for:

4 Operating Revenue, adjusted and Total Revenue Per Available Seat Mile "TRASM", adjusted. We adjust operating revenue and TRASM for refinery sales to third parties to determine operating revenue, adjusted and TRASM, adjusted for the same reasons describ ed above in the heading Pre - tax Margin, adjusted. We adjust for the DGS sale for the same reason described above under the heading Diluted Earni ngs per Share, adjusted. Non - Fuel Unit Cost or Cost per Available Seat Mile, ("CASM - Ex"). We adjust CASM for the following items to determine CASM - Ex for the reasons described below: Aircraft fuel and related taxes. The volatility in fuel prices impacts the comparability of year - over - year financial performance. The adjustment for aircraft fuel and related taxes allows investors to understand and analyze our non - fuel costs and year - over - year financial p erformance. Ancillary businesses and refinery. We adjust for expenses related to aircraft maintenance we provide to third parties, our vacation wholesale operations our private jet operations as well as refinery cost of sales to third parties. 2018 results also include staffing ser vices performed by DGS. Because these businesses are not related to the generation of a seat mile, we adjust for the costs related to these area s t o provide a more meaningful comparison of the costs of our airline operations to the rest of the airline industry. Profit sharing. We adjust for profit sharing because this adjustment allows investors to better understand and analyze our recurring cost performance and provides a more meaningful comparison of our core operating costs to the airline industry. Average Fuel Price Per Gallon, adjusted. We adjust for MTM adjustments and settlements to determine average fuel price per gallon, adjusted for the same reason described above under the heading Diluted Earnings per Share, adjusted. Non - Operating Expense, adjusted. We adjust for equity investment MTM adjustments and unrealized gain/loss on investments to determine non - operating expense, adjusted for the same reasons described above in the heading Diluted Earnings per Share, adjusted. $1.93 - 2.03 ~ 0.02 $1.95 - 2.05 (Projected) Three Months Ended September 30, 2019 Average fuel price per gallon MTM adjustments and settlements Average fuel price per gallon, adjusted (Projected) Three Months Ended (in millions) September 30, 2019 Non-operating expense ~ $140 Adjusted for: Equity Investment MTM adjustments ~ (5) Unrealized gain/loss on investments ~ (35) Non-operating expense, adjusted ~ $100 (Projected) Three Months Ended Three Months Ended (in millions) September 30, 2019 September 30, 2018 Operating revenue ~ $12,555 11,953$ Third-party refinery sales - (108) DGS sale adjustment - (63) Operating revenue, adjusted ~ $12,555 11,783$ Year-over-year change Up ~ 6.5% (Projected) Three Months Ended Three Months Ended September 30, 2019 September 30, 2018 TRASM (cents) ~ 16.58 16.40 Third-party refinery sales - (0.15) DGS sale adjustment - (0.09) TRASM, adjusted ~ 16.58 16.17 Year-over-year change Up ~ 2.5% (Projected) Three Months Ended Three Months Ended September 30, 2019 September 30, 2018 13.81 -13.91 14.14 ~ (2.98) (3.43) ~ (0.37) (0.56) Profit sharing ~ (0.66) (0.54) 9.80 - 9.90 9.61 Year-over-year change Up ~ 2.5% Ancillary businesses and refinery CASM-Ex CASM (cents) Adjusted for: Aircraft fuel and related taxes